UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-6001

Oppenheimer Global Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 28, 2013* / Unaudited

	Shares	Value
Common Stocks—98.3%
Consumer Discretionary—23.8%
Diversified Consumer Services—1.4%
Sotheby’s	1,000,000	$37,910,000
Hotels, Restaurants & Leisure—5.4%
Chipotle Mexican Grill, Inc.[1]	100,000	36,435,000
InterContinental Hotels Group plc	1,700,000	46,784,941
J.D. Wetherspoon plc	6,000,000	60,723,593

		143,943,534
Household Durables—2.2%
iRobot Corp.[1,2]	1,500,000	59,655,000
Internet & Catalog Retail—4.4%
ASOS plc[1]	900,000	55,531,809
Rakuten, Inc.	3,000,000	35,485,556
Shutterfly, Inc.[1]	500,000	27,895,000

		118,912,365
Leisure Equipment & Products—0.9%
LeapFrog Enterprises, Inc.[1]	2,500,000	24,600,000
Media—3.2%
CyberAgent, Inc.	13,000	24,906,406
DreamWorks Animation SKG, Inc., Cl. A1	1,400,000	35,924,000
Perform Group plc[1]	3,000,000	23,034,265

		83,864,671
Specialty Retail—4.3%
L’Occitane International SA	4,000,000	10,754,402
SuperGroup plc[1,2]	5,000,000	54,472,412
Urban Outfitters, Inc.[1]	1,300,000	52,286,000

		117,512,814
Textiles, Apparel & Luxury Goods—2.0%
Li & Fung Ltd.	35,000,000	47,638,614
Mulberry Group plc	300,000	4,233,095

		51,871,709
Consumer Staples—3.5%
Beverages—2.0%
Boston Beer Co., Inc. (The), Cl. A1	100,000	17,064,000
Monster Beverage Corp.[1]	600,000	36,462,000

		53,526,000
Food & Staples Retailing—0.6%
Fresh Market, Inc. (The)[1]	300,000	14,916,000
Personal Products—0.9%
Dr. Ci:Labo Co. Ltd.	9,000	23,911,764
Financials—4.6%
Capital Markets—1.5%
IP Group plc[1,2]	19,741,000	39,886,508

	Shares	Value
Commercial Banks—2.1%
Barclays plc	6,000,000	$25,720,493
Lloyds Banking Group plc[1]	30,000,000	28,921,807

		54,642,300
Diversified Financial Services—1.0%
Bank of America Corp.	2,000,000	25,720,000
Health Care—29.0%
Biotechnology—8.9%
Abcam plc	1,000,000	6,888,817
Arena Pharmaceuticals, Inc.[1]	6,000,000	46,200,000
Ariad Pharmaceuticals, Inc.[1]	1,000,000	17,490,000
Cepheid, Inc.[1]	1,600,000	55,072,000
Novozymes AS, Cl. B	1,500,000	47,981,788
Rigel Pharmaceuticals, Inc.[1,2]	6,000,000	20,040,000
Seattle Genetics, Inc.[1]	1,500,000	47,190,000

		240,862,605
Health Care Equipment & Supplies—2.2%
Carl Zeiss Meditec AG	1,600,000	53,094,467
MAKO Surgical Corp.[1]	500,000	6,025,000

		59,119,467
Health Care Technology—2.0%
M3, Inc.	24,000	53,919,056
Life Sciences Tools & Services—4.8%
Bruker Corp.[1]	1,700,000	27,455,000
Illumina, Inc.[1]	600,000	44,904,000
Morphosys AG1	1,000,000	56,267,394

		128,626,394
Pharmaceuticals—11.1%
H. Lundbeck AS	2,000,000	35,587,131
Nektar Therapeutics[1,2]	22,700,000	262,185,000

		297,772,131
Industrials—8.9%
Aerospace & Defense—2.9%
Boeing Co. (The)	500,000	51,220,000
Hexcel Corp.[1]	800,000	27,240,000

		78,460,000
Commercial Services & Supplies—1.4%
Bilfinger SE	400,000	36,764,937
Electrical Equipment—1.0%
Vacon OYJ	400,000	26,505,874

1    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Machinery—1.9%
Albany International Corp., Cl. A	400,000	$13,192,000
Rotork plc	500,000	20,227,748
Spirax-Sarco Engineering plc	481,481	19,577,446

		52,997,194
Professional Services—1.7%
Acacia Research Corp.	2,100,000	46,935,000
Information Technology—27.1%
Communications Equipment—3.3%
Nokia OYJ[1]	24,000,000	89,396,269
Computers & Peripherals—3.9%
3D Systems Corp.[1]	1,050,000	46,095,000
Gemalto NV	300,000	27,162,832
Stratasys Ltd.[1]	400,000	33,496,000

		106,753,832
Electronic Equipment, Instruments, & Components—4.6%
Coherent, Inc.	1,100,000	60,577,000
Electrocomponents plc	17,000,000	63,187,490

		123,764,490
Internet Software & Services—2.4%
OpenTable, Inc.[1]	200,000	12,790,000
Yahoo!, Inc.[1]	2,000,000	50,220,000

		63,010,000
IT Services—2.0%
VeriFone Systems, Inc.[1]	1,000,000	16,810,000
Visa, Inc., Cl. A	200,000	36,550,000

		53,360,000
Semiconductors & Semiconductor Equipment—8.5%
Advanced Micro Devices, Inc.[1]	30,000,000	122,400,000
Aixtron SE1	200,000	3,360,276
Cree, Inc.[1]	500,000	31,930,000
Fairchild Semiconductor International, Inc.[1]	4,998,500	68,979,300

		226,669,576

	Shares	Value
Software—2.4%
Monitise plc[1]	40,000,000	$20,965,748
PTC, Inc.[1]	1,400,000	34,342,000
SDL plc	2,000,000	8,742,168

		64,049,916
Materials—1.4%
Chemicals—1.4%
Croda International plc	500,000	18,890,067
Symrise AG	500,000	20,187,922

		39,077,989

Total Common Stocks (Cost $2,204,782,546)		2,638,917,395
Investment Company—1.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[2,3] (Cost $48,935,822)	48,935,822	48,935,822
Total Investments, at Value (Cost $2,253,718,368)	100.1%	2,687,853,217
Liabilities in Excess of Other Assets	(0.1)	(2,768,201)

Net Assets	100.0%	$2,685,085,016

2    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited

Footnotes to Statement of Investments

*	June 28, 2013 represents the last business day of the Fund’s reporting period. See accompanying Notes.
1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 28, 2012[a]	Gross Additions	Gross Reductions	Shares June 28, 2013
Affymax, Inc.	2,500,000	130,000	2,630,000	—
IP Group plc	19,741,000	—	—	19,741,000
iRobot Corp.	1,500,000	—	—	1,500,000
Nektar Therapeutics	22,700,000	100,000	100,000	22,700,000
Oppenheimer Institutional Money Market Fund, Cl. E	62,386,518	476,569,731	490,020,427	48,935,822
Rigel Pharmaceuticals, Inc.	5,000,000	1,000,000	—	6,000,000
SuperGroup plc	5,000,000	—	—	5,000,000

	Value	Income	Realized Loss
Affymax, Inc.	$—	$—	$25,601,425
IP Group plc	39,886,508	—	—
iRobot Corp.	59,655,000	—	—
Nektar Therapeutics	262,185,000	—	3,160,280
Oppenheimer Institutional Money Market Fund, Cl. E	48,935,822	60,842	—
Rigel Pharmaceuticals, Inc.	20,040,000	—	—
SuperGroup plc	54,472,412	—	—

	$485,174,742	$60,842	$28,761,705

a.	September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See accompanying Notes.

3.	Rate shown is the 7-day yield as of June 28, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,597,140,122	59.4%
United Kingdom	497,788,407	18.5
Germany	169,674,996	6.3
Japan	138,222,782	5.2
Finland	115,902,143	4.3
Denmark	83,568,919	3.1
Hong Kong	47,638,614	1.8
Netherlands	27,162,832	1.0
Luxembourg	10,754,402	0.4

Total	$2,687,853,217	100.0%

3    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Quarterly and Previous Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

4    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities Valuation Continued

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

5    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation Continued

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

6    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation Continued

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stock
Consumer Discretionary	$274,705,000	$363,565,093	$—	$638,270,093
Consumer Staples	68,442,000	23,911,764	—	92,353,764
Financials	25,720,000	94,528,808	—	120,248,808
Health Care	526,561,000	253,738,653	—	780,299,653
Industrials	138,587,000	103,076,005	—	241,663,005
Information Technology	514,189,300	212,814,783	—	727,004,083
Materials	—	39,077,989	—	39,077,989
Investment Company	48,935,822	—	—	48,935,822

Total Assets	$1,597,140,122	$1,090,713,095	$—	$2,687,853,217

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks

Consumer Discretionary	$(191,040,186)	$191,040,186
Consumer Staples	(23,599,436)	23,599,436
Financials	(38,635,962)	38,635,962
Health Care	(194,043,740)	194,043,740
Industrials	(70,645,380)	70,645,380

Information Technology	(104,061,758)	104,061,758
Materials	(36,510,035)	36,510,035

Total Assets	$(658,536,497)	$658,536,497

*	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

7    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,265,775,695
Federal tax cost of other investments	48,296

Total federal tax cost	$2,265,823,991

Gross unrealized appreciation	$651,458,461
Gross unrealized depreciation	(229,384,588)

Net unrealized appreciation	$422,073,873

8    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2013